UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): February 15, 2013

GOLDENWAY, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-154610	22-3968194
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

28/F, Tower 2,
The Gateway, Harbour City,
Tsim Sha Tsui, Kowloon,
Hong Kong
(Address of principal executive offices)

+852 3719-9399
(Registrant's telephone number, including area code)

___________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departure of Directors

On February 15, 2013, each of Mr. Jian Qin Huang, Mr. Sultan Mohamed R. Alshara and Mr. Yousuf Rashed Al Marshouldi resigned from their respective positions as a director of Goldenway, Inc. (the “Company”), effective as of February 28, 2013. The resignations of each of Mr. Huang, Mr. Alshara and Mr. Al Marshouldi were tendered to facilitate a reduction in the size of the Company’s board of directors and not due to any disagreement with the Company.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in Hong Kong, Special Administrative Region of the People’s Republic of China on February 19, 2012.

GOLDENWAY, INC.

By:	/s/ Ricky Wai Lam Lai
Ricky Wai Lam Lai
Chief Executive Officer